Vanguard® Target Retirement 2025 Fund
Schedule of Investments (unaudited)
As of June 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Investment Companies (98.9%)
U.S. Stock Fund (32.3%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	139,870,334	24,074,482
International Stock Fund (22.2%)
	Vanguard Total International Stock Index Fund Investor Shares	999,525,119	16,512,155
U.S. Bond Funds (31.7%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	2,173,833,614	21,281,831
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	94,517,264	2,343,083
			23,624,914
International Bond Fund (12.7%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	356,336,522	9,439,355
Total Investment Companies (Cost $62,701,407)			73,650,906
Temporary Cash Investments (1.1%)
Money Market Fund (1.1%)
[1]	Vanguard Market Liquidity Fund, 1.417% (Cost $828,227)	8,283,626	828,114
Total Investments (100.0%) (Cost $63,529,634)			74,479,020
Other Assets and Liabilities—Net (0.0%)			13,963
Net Assets (100%)			74,492,983
Cost is in $000.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	September 2022	3,432	406,799	(5,453)
E-mini S&P 500 Index	September 2022	2,341	443,561	(13,013)
				(18,466)

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At June 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.

D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jun. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	507,273	NA1	NA1	(60)	(134)	2,100	7	828,114
Vanguard Short-Term Inflation-Protected Securities Index Fund	557,410	1,920,522	40,873	(67)	(93,909)	64,893	—	2,343,083
Vanguard Total Bond Market II Index Fund	11,690,158	14,395,283	2,091,061	(164,970)	(2,547,579)	253,213	32,849	21,281,831
Vanguard Total International Bond Index Fund	4,956,289	146,810	4,900,970	168,514	(370,643)	114,833	31,977	—
Vanguard Total International Bond II Index Fund	170,447	11,132,439	743,001	(43,497)	(1,077,033)	30,723	—	9,439,355
Vanguard Total International Stock Index Fund	9,440,163	9,292,653	704,047	101,773	(1,618,387)	347,530	—	16,512,155
Vanguard Total Stock Market Index Fund	13,918,557	9,107,254	2,440,070	1,275,353	2,213,388	235,249	—	24,074,482
Total	41,240,297	45,994,961[2]	10,920,022	1,337,046	(3,494,297)[2]	1,048,541	64,833	74,479,020
1	Not applicable—purchases and sales are for temporary cash investment purposes.
2	Includes securities of $38,263,930,000 and unrealized appreciation of $9,248,285,000 related to the acquisition of the Vanguard Institutional Target Retirement 2025 Fund.